TRUST INSTRUMENT
NEUBERGER BERMAN ALTERNATIVE FUNDS
SCHEDULE A

INSTITUTIONAL CLASS
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Flexible Select Fund
Neuberger Berman Futures Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Global Long Short Fund
Neuberger Berman Inflation Managed Fund
Neuberger Berman Long Short Credit Fund
Neuberger Berman Long Short Fund
Neuberger Berman Long Short Multi-Manager Fund
Neuberger Berman Multi-Asset Income Fund
Neuberger Berman Risk Balanced Commodity Strategy Fund

CLASS A
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Flexible Select Fund
Neuberger Berman Futures Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Global Long Short Fund
Neuberger Berman Inflation Managed Fund
Neuberger Berman Long Short Credit Fund
Neuberger Berman Long Short Fund
Neuberger Berman Long Short Multi-Manager Fund
Neuberger Berman Multi-Asset Income Fund
Neuberger Berman Risk Balanced Commodity Strategy Fund

CLASS C
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Flexible Select Fund
Neuberger Berman Futures Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Global Long Short Fund
Neuberger Berman Inflation Managed Fund
Neuberger Berman Long Short Credit Fund
Neuberger Berman Long Short Fund
Neuberger Berman Long Short Multi-Manager Fund
Neuberger Berman Multi-Asset Income Fund
Neuberger Berman Risk Balanced Commodity Strategy Fund

CLASS R3
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Flexible Select Fund
Neuberger Berman Global Long Short Fund
Neuberger Berman Inflation Managed Fund

Neuberger Berman Long Short Credit Fund
Neuberger Berman Long Short Fund
Neuberger Berman Long Short Multi-Manager Fund
Neuberger Berman Multi-Asset Income Fund
Neuberger Berman Risk Balanced Commodity Strategy Fund

CLASS R6
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Flexible Select Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Global Long Short Fund
Neuberger Berman Inflation Managed Fund
Neuberger Berman Long Short Credit Fund
Neuberger Berman Long Short Multi-Manager Fund
Neuberger Berman Multi-Asset Income Fund

Dated: December 18, 2014